Exhibit 99.1

Platinum Eagle Acquisition Corp. Enters into Merger Agreements with Target Logistics Management, LLC and RL Signor Holdings, LLC

Combined company to be called Target Hospitality and expected to be listed on the Nasdaq Stock Market

Transaction reflects an initial enterprise valuation for the combined entity of approximately $1.4 billion, or approximately 8.4x estimated 2019 pro forma Adjusted EBITDA(1), fully diluted and including transaction expenses

Merger to create the U.S.’s largest provider of specialty rental accommodation space combining most attractive elements of premium catering and hospitality value-add services

Combined company to be well-positioned to capitalize on the strong demand drivers for flexible accommodation and culinary solutions

Current Target Lodging management team to lead combined company

Joint Investor Conference Call Scheduled for November 14, 2018 at 10:00 am EDT

LOS ANGELES & THE WOODLANDS, Texas (November 13, 2018) – Platinum Eagle Acquisition Corp. (Nasdaq: EAGL) (“Platinum Eagle”), a publicly traded special purpose acquisition company, Target Logistics Management, LLC (“Target Lodging”), and RL Signor Holdings, LLC (“Signor Lodging”) announced today that the companies have entered into definitive merger agreements for a business combination transaction to create the largest provider of specialty rental accommodations with premium catering and value-add hospitality services in the U.S. The combined company will be well-positioned to capitalize on strong demand drivers for fully-integrated accommodation, hospitality and culinary solutions across a range of geographic and sector end markets.

Under the terms of the business combination agreement, Target Lodging and Signor Lodging will become wholly-owned subsidiaries of Platinum Eagle. Immediately following the closing of the proposed transactions, Platinum Eagle intends to change its name to Target Hospitality Corp. and remain Nasdaq-listed under a new ticker symbol.

Target Lodging, headquartered in The Woodlands, Texas, is the largest provider of turnkey accommodations in the U.S., featuring a vertically-integrated model that provides premium catering and value-add hospitality solutions. On September 10, 2018, Target Lodging entered into an agreement to operate and manage Signor Lodging, a leading provider of specialty rental accommodations to oil and gas customers in Texas. This strategic transaction expanded Target Lodging’s footprint and broadened its offerings in the fundamentally strong Permian and Anadarko Basins, creating more flexibility to service current and future customers. Target Lodging and Signor Lodging collectively own and/or operate 22 communities in the United States with approximately 13,000 total beds, supporting oil and gas, as well as government agencies and contractors.

Upon the closing of the proposed transaction, the combined company is poised to benefit from increased scale and density in served markets, enhanced vertically-integrated solutions for customers, greater financial strength, and expanded value-creation opportunities. The combined company will be led by Target Lodging’s highly experienced management team, including President and Chief Executive Officer Brad Archer, Chief Financial Officer Andy Aberdale and Chief Commercial Officer Troy Schrenk, who will continue to serve in their respective roles. Stephen Robertson, Co-Founder of TDR Capital, the private equity firm that owns Algeco, the parent of Target Lodging, and also owns Signor Lodging, will serve as Chairman of the combined company and will be joined on the board by Gary Lindsay, a Partner at TDR Capital, and Jeff Sagansky, CEO of Platinum Eagle.

The transaction reflects an initial enterprise valuation for the combined entity of $1.397 billion, representing a fully diluted multiple, including transaction expenses, of approximately 8.4x estimated 2019 pro forma Adjusted EBITDA(1). The cash component of the purchase price to be paid to the equity holders of Target Lodging will be funded by Platinum Eagle’s cash in trust, which is approximately $325 million, secured commitments for a $80 million common stock private placement at $10.00 per share from large institutional investors, including funds and accounts managed by investment advisor subsidiaries of Blackrock, Inc., and newly raised debt financing. The balance of the purchase price for Target Lodging will be paid in common equity of Platinum Eagle. TDR Capital will be contributing Signor Lodging in exchange for common equity of Platinum Eagle.

Jeff Sagansky, CEO of Platinum Eagle, commented, “This strategic business combination strengthens Target Lodging’s ability to meet customers’ needs through an unparalleled suite of vertically integrated solutions. It also amplifies Target Lodging’s specialty rental financial model; powerful unit economics, long-term contracted revenues, high Adjusted EBITDA(1) margins and strong free cash flow conversion. In addition, the merged entity should benefit from substantial revenue upside as we introduce complementary offerings to Signor’s properties, build new communities, and expand into new end-markets.”

Brad Archer, CEO of Target Lodging, said, “We are thrilled to combine the assets of Signor with ours and the significant capital resources of Platinum Eagle. These transactions will create a powerful platform and enhance our financial flexibility to accelerate growth. We look forward to growing our customer base, building new facilities, and further integrating our culinary and managed services across our network. We have already begun to realize meaningful synergies through our existing agreement with Signor.”

Stephen Robertson, Co-Founder of TDR Capital, said, “The leadership team of Brad, Andy and Troy, is the most experienced, knowledgeable and tested group of leaders in the modular, hospitality, lodging and community development sectors. They have developed a sales and operational planning process that leverages cutting-edge data analytics to optimize and drive utilization, average daily room rate and rental revenue. Under their combined leadership, Target Hospitality is well-positioned to be the largest network of flexible communities serving the U.S. workforces, businesses and governmental needs.”

The respective boards of directors or managers, as applicable, of Platinum Eagle, Target Lodging and Signor Lodging have unanimously approved the proposed transaction. Completion of the proposed transaction is subject to Platinum Eagle stockholder approval, the condition that Platinum Eagle deliver a minimum of $225 million from amounts held in its trust account and the proceeds of additional equity raised certain regulatory approvals and other customary closing conditions. The parties expect that the proposed transactions will be completed in the first quarter of 2019.

Deutsche Bank Securities Inc. and BofA Merrill Lynch are acting as capital markets advisors and private placement agents to Platinum Eagle. Oppenheimer & Co. Inc. is acting as exclusive financial advisor on the transaction.  Deutsche Bank Securities Inc. has been a general financial advisor to Platinum Eagle. Winston & Strawn LLP is acting as legal advisor to Platinum Eagle and Allen & Overy LLP is acting as legal advisor to Target Lodging and Signor Lodging.

Conference Call Information

Investors may listen to a pre-recorded call regarding the proposed transaction at 10:00 am EST on November 14, 2018. The pre-recorded call may be accessed by dialing (888) 820-4544 for domestic callers or (470) 279-3876 for international callers. Once connected with the operator, please provide the entry code of “asset89.”

A replay of the call will also be available from 1:00 pm EST on November 14, 2018 to 11:59 pm EST on December 4, 2018. To access the replay, the domestic toll-free access number is (855) 213-8235 and participants should provide the entry code of “33503#.”

On the call, the presenters will be reviewing an investor presentation, which will be filed with the Securities and Exchange Commission (“SEC”) as an exhibit to a Current Report on Form 8-K prior to the call, and available on the SEC website at www.sec.gov.

Additional Information about the Transaction and Where to Find It

In connection with the proposed business combination, Platinum Eagle has filed a registration statement on Form S-4 (the "Registration Statement") with the SEC, which will include a proxy statement/prospectus, that will be both the proxy statement to be distributed to holders of Platinum Eagle's ordinary shares in connection with Platinum Eagle's solicitation of proxies for the vote by Platinum Eagle's shareholders with respect to the business combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. After the Registration Statement is declared effective, Platinum Eagle will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Platinum Eagle's shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as these materials will contain important information about Target Lodging, Signor Lodging, Platinum Eagle and the business combination. The definitive proxy statement/prospectus will be mailed to shareholders of Platinum Eagle as of a record date to be established for voting on the business combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC that will be incorporated by reference in the proxy statement/prospectus, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

Platinum Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Platinum Eagle's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Platinum Eagle is contained in Platinum Eagle's Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280. Additional information regarding the interests of such participants are contained in the proxy statement/prospectus for the business combination.

Each of Target Lodging and Signor Lodging and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Platinum Eagle in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are contained in the proxy statement/prospectus for the business combination.

About Platinum Eagle Acquisition Corp.

Platinum Eagle was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Platinum Eagle raised $325 million in its initial public offering and began trading on Nasdaq in January 2018. Its Class A ordinary shares, units and warrants trade under the ticker symbols EAGL, EAGLU and EAGLW, respectively.

About Target Lodging

Founded in 1978, Target Lodging is the largest vertically integrated specialty rental and hospitality services company in the United States. The company is principally focused on building, owning and operating housing communities across several end markets, including oil, gas, energy infrastructure and government. Target Lodging provides cost-effective and customized specialty rental accommodations, culinary services, and hospitality solutions, including site design, construction, operations, security, housekeeping, catering, concierge services, and health and recreation facilities as part of its integrated housing and hospitality communities. Target Lodging was named by Inc. magazine in 2012 and 2013 as one of “America’s Fastest Growing Private Companies.” Target Lodging has been an Algeco company since 2013.

About Signor Lodging

Signor Lodging, founded in 1990, specializes in superior remote workforce housing serving oil and gas customers throughout the Permian and Eagle Ford Basins. Signor Lodging operates nine properties across West Texas, Southeast New Mexico and Oklahoma.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Platinum Eagle's, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving Platinum Eagle, Target Lodging, Signor Lodging, or after the closing, Target Hospitality, and general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates. None of Platinum Eagle, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

(1)	Non-GAAP Financial Measures

This press release includes projected Adjusted EBITDA, which is a measurement not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). Platinum Eagle, Target Lodging and Signor Lodging believe that this non-GAAP measure is useful to investors for two principal reasons. First, they believe this measure assists investors in comparing performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect core operating performance. Second, it is a key metric used by management to assess financial performance and may (subject to the limitations described below) enable investors to compare the performance of the combined company to its competitors. Platinum Eagle, Target Lodging and Signor Lodging believe that the use of this non-GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends. This non-GAAP measure should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP. Other companies may calculate Adjusted EBITDA and other non-GAAP financial measures differently, and therefore Adjusted EBITDA used herein may not be directly comparable to similarly titled measures of other companies.

Adjusted EBITDA is defined as net income (loss) before income tax expense, net interest expense, depreciation and amortization adjusted for non-cash items considered non-core to business operations including net currency losses, change in fair value of contingent considerations, goodwill and other impairment charges, restructuring costs and other non-recurring expenses. Pro forma Adjusted EBITDA includes an annualized estimate of standalone public company costs.

Contacts

ICR for Platinum Eagle

Investors

Rodny Nacier, 646-677-1237

Rodny.Nacier@icrinc.com

Media

Jason Chudoba, 646-677-1249

Jason.Chudoba@icrinc.com

or

Elyse Gentile, 646-677-1823

Elyse.Gentile@icrinc.com